       AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON JULY 21, 1997.

                                                      REGISTRATION NO. 333-28001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                AMENDMENT NO. 2


                                       TO

                                    FORM S-3

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933
                            ------------------------

                          GENERAL COMMUNICATION, INC.

             (Exact name of registrant as specified in its charter)

          ALASKA                  92-0072737
      (State or other          (I.R.S. Employer
      jurisdiction of        Identification No.)
     incorporation or
       organization)

              2550 DENALI ST., SUITE 1000, ANCHORAGE, ALASKA 99503
                                 (907) 265-5600

         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 JOHN M. LOWBER
                          GENERAL COMMUNICATION, INC.
                         2550 DENALI STREET, SUITE 1000
                          ANCHORAGE, ALASKA 99503-2781
                                 (907) 265-5600

           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                           --------------------------

                                   COPIES TO:

           CHARLES Y. TANABE, ESQ.                          JOEL M. SIMON, ESQ.
           Sherman & Howard L.L.C.                 Paul, Hastings, Janofsky & Walker LLP
        First Interstate Tower North                          399 Park Avenue
     633 Seventeenth Street, Suite 3000                         31st Floor
           Denver, Colorado 80202                        New York, New York 10022
               (303) 299-8108                                 (212) 318-6200

                           --------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.
                           --------------------------

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /


    IF DELIVERY OF THE PROSPECTUS IS EXPECTED TO BE MADE PURSUANT TO RULE 434, PLEASE CHECK THE FOLLOWING BOX. / /

                           --------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

    All of the expenses of the offering of the Class A Common Stock are to be borne by the Company. These expenses will include the following, subject to future contingencies:

Accounting Fees*..............................................  $
Costs of Printing*............................................  $
Legal Fees*...................................................  $
Registration/Filing Fees
  Securities Act of 1933......................................  $ 32,611.65
  Blue Sky Compliance*........................................  $
NASD Filing Fee...............................................  $ 11,261.84
Nasdaq Application Fee........................................  $
Transfer Agent and Registrar Fees.............................  $
Miscellaneous*................................................  $
                                                                -----------
    TOTAL                                                       $
                                                                -----------
                                                                -----------

------------------------

*   Estimates

    The Company intends to pay all expenses of registration, issuance and distribution, excluding Underwriters' discounts and commissions, with respect to the shares being sold by the Selling Shareholders.

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    The Company's Restated Articles of Incorporation provide for the indemnification to the full extent permitted by, and in the manner permissible under, the laws of the State of Alaska and any other applicable laws, of any person who is made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative, or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as an officer, director, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The Restated Articles of Incorporation provide that these requirements are deemed to be a contract between the Company and each director and officer who serves in such capacity at any time while those requirements of the Articles are in effect. The Company had not as of the date of this Prospectus entered into any express agreement with its officers and directors setting forth these terms of indemnification. In addition to providing indemnification for non derivative actions that is similar to the indemnification in the Restated Articles, the Company's revised Bylaws further provide for indemnification of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of or arising from the fact that the person is or was a director, officer, employee, or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another enterprise.

    The Bylaws provide that, unless otherwise ordered by a court, indemnification will only be made by the Company upon a determination by (i) a majority of the disinterested directors of the Board, (ii) a majority vote of shareholders or (iii) independent legal counsel that such indemnification is proper because the person to be indemnified met the applicable standard of conduct. The Bylaws also provide, in accordance with Alaska law, that indemnification will not be made by the Company in respect of any claim, issue, or matter as to which the person has been adjudged to be liable for negligence or misconduct in the performance of the person's duty to the Company, except to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability, in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnification for such expenses that the court considers proper. The Bylaws also provide that to the extent a director, officer, employee, or agent of the Company has been successful in his or her defense of an action for which he or she is entitled to indemnification, that person will be indemnified against expenses and attorney fees actually and reasonably incurred in connection with the defense. The Bylaws also provide that the Company may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Company or who is or was serving at the request of the Company as a director, officer, employee or agent of another enterprise against any liability asserted against that person and incurred by that person in any such capacity, or arising out of that status, whether or not the Company would have the power to indemnify that person against such liability under provisions of the Bylaws.

ITEM 16.  EXHIBITS.


    See Exhibit Index and Financial Statement Schedules at the end of this Registration Statement.


ITEM 17.  UNDERTAKINGS.

    (1) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (2) The undersigned Registrant hereby undertakes insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

    (3) The undersigned registrant hereby undertakes that:

        (a) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

        (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Municipality of Anchorage, State of Alaska, on July 21, 1997.


                                              GENERAL COMMUNICATION, INC.
                                              (Registrant)

                                              By:                    /s/ JOHN M. LOWBER
                                                         -----------------------------------------
                                                                       John M. Lowber
                                                                   SENIOR VICE PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


                         NAME                                            TITLE                         DATE
------------------------------------------------------  ---------------------------------------  ----------------

                          *                             Director, Chief Executive Officer and
     -------------------------------------------          President (Principal Executive          July 21, 1997
                   Ronald A. Duncan                       Officer)

                  /s/ JOHN M. LOWBER
     -------------------------------------------        Chief Financial Officer                   July 21, 1997
                    John M. Lowber                        (Principal Financial Officer)

                          *
     -------------------------------------------        Chief Accounting Officer                  July 21, 1997
                   Alfred J. Walker                       (Principal Accounting Officer)

                          *
     -------------------------------------------        Chairman of the Board                     July 21, 1997
                    Carter F. Page                        and Director

                          *
     -------------------------------------------        Vice Chairman of the Board                July 21, 1997
                    Robert M. Walp                        and Director

                          *
     -------------------------------------------        Director                                  July 21, 1997
                   Donne F. Fisher

                          *
     -------------------------------------------        Director                                  July 21, 1997
                  John W. Gerdelman

     -------------------------------------------        Director
                   Larry E. Romrell

                          *
     -------------------------------------------        Director                                  July 21, 1997
                  James M. Schneider

                          *
     -------------------------------------------        Director                                  July 21, 1997
                  Jeffery C. Garvey

                          *
     -------------------------------------------        Director                                  July 21, 1997
                  William P. Glasgow

                          *
     -------------------------------------------        Director                                  July 21, 1997
                     Donald Lynch


* By: /s/ John M. Lowber, Attorney-in-Fact

                                 SCHEDULE VIII

                  GENERAL COMMUNICATION, INC. AND SUBSIDIARIES

                       VALUATION AND QUALIFYING ACCOUNTS

                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                             ADDITIONS            DEDUCTIONS
                                                                     --------------------------  -------------
                                                       BALANCE AT     CHARGED TO                  WRITE-OFFS
                                                      BEGINNING OF    PROFIT AND                    NET OF       BALANCE AT
DESCRIPTION                                               YEAR           LOSS          OTHER      RECOVERIES     END OF YEAR
----------------------------------------------------  -------------  -------------  -----------  -------------  -------------
                                                                              (AMOUNTS IN THOUSANDS)
Year ended December 31, 1996:
  Allowance for doubtful receivables................    $     295          1,736           354(1)       1,788           597
                                                            -----          -----           ---         -----            ---
                                                            -----          -----           ---         -----            ---
Year ended December 31, 1995:
  Allowance for doubtful receivables................    $     409          1,459        --             1,573            295
                                                            -----          -----           ---         -----            ---
                                                            -----          -----           ---         -----            ---
Year ended December 31, 1994:
  Allowance for doubtful receivables................    $     721            829        --             1,141            409
                                                            -----          -----           ---         -----            ---
                                                            -----          -----           ---         -----            ---

------------------------

(1) Allowance for doubtful receivables acquired pursuant to the Cable Company acquisitions described in footnote (2) to the Company's consolidated financial statements.

                                 EXHIBIT INDEX


 EXHIBIT
   NO.     DESCRIPTION
---------  -----------------------------------------------------------------------------------------------
 1.1       Underwriting Agreement**
 3.1       Restated Articles of Incorporation of the Company(1)
 3.2       Bylaws of the Company(1)
 4.1       Form of Indenture relating to the Notes (including Form of Note)**
 5.1       Opinion of Wohlforth, Argetsinger, Johnson & Brecht, A Professional Corporation**
 9.1       Voting Agreement dated October 31, 1996, among Prime II Management L.P., as agent for the
             Voting Prime Sellers, MCI Telecommunications Corporation, Ronald A. Duncan, Robert M. Walp
             and TCI GCI, Inc.(12)
10.1       Credit Agreement
10.2       Registration Rights Agreement, dated as of January 18, 1991, between General Communication,
             Inc. and WestMarc Communications, Inc.(2)
10.3       Employee stock option agreements issued to individuals Spradling, O'Hara, Strid, Behnke,
             Lewkowski and Snyder(3)
10.4       Registration Rights Agreement, dated October 31, 1996, between General Communication, Inc. and the Prime Sellers(12)
10.5       Registration Rights Agreement, dated October 31, 1996, between General Communication, Inc., and
             Alaskan Cable Network/Fairbanks, Inc. ("ACNFI"), Alaskan Cable Network/Juneau, Inc.
             ("ACNJI"), Alaskan Cable Network/ Ketchikan-Sitka, Inc. ("ACNKSI") and Jack Kent Cooke,
             Inc.(12)
10.6       Registration Rights Agreement, dated October 31, 1996, between General Communication, Inc., and the owners of Alaska Cablevision, Inc.(12)
10.7       Lease agreement between GCI Communication Services, Inc. and National Bank of Alaska Leasing
             Corporation dated January 15, 1992(4)
10.8       Westin Building Lease(5)
10.9       Duncan and Hughes Deferred Bonus Agreements (6)
10.10      Compensation Agreement between General Communication, Inc. and William C. Behnke dated January
             1, 1997**
10.11      Order approving Application for a Certificate of Public Convenience and Necessity to operate as a Telecommunications (Intrastate Interexchange Carrier) Public Utility within Alaska(3)
10.12      1986 Stock Option Plan, as amended(14)
10.13      Loan agreement between National Bank of Alaska and GCI Leasing Co., Inc. dated December 31,
             1992(4)
10.14      Pledge and Security Agreement between National Bank of Alaska and GCI Communication Services,
             Inc. dated December 31, 1992(4)
10.15      Lease Agreement between MCI Telecommunications Corporation and GCI Leasing Co., Inc. dated
             December 31, 1992(4)
10.16      Sublease Agreement between MCI Telecommunications Corporation and General Communication, Inc.
             dated December 31, 1992(4)
10.17      Assistance Agreement between MCI Telecommunications Corporation and GCI Leasing Co., Inc. dated
             December 31, 1992(4)
10.18      Letter of intent between MCI Telecommunications Corporation and General Communication, Inc.
             dated December 31, 1992(7)
10.19      MCI Carrier Agreement between MCI Telecommunications Corporation and General Communication,
             Inc. dated January 1, 1993(8)

10.20      Contract for Alaska Access Services Agreement between MCI Telecommunications Corporation and
             General Communication, Inc. dated January 1, 1993(8)
10.21      Promissory Note Agreement between General Communication, Inc. and Ronald A. Duncan, dated
             August 13, 1993(9)
10.22      Deferred Compensation Agreement between General Communication, Inc. and Ronald A. Duncan, dated
             August 13, 1993(9)
10.23      Pledge Agreement between General Communication, Inc. and Ronald A. Duncan, dated August 13,
             1993(9)
10.24      Revised Qualified Employee Stock Purchase Plan of General Communication, Inc.(10)
10.25      Summary Plan Description pertaining to the Revised Qualified Employee Stock Purchase Plan of
             General Communication, Inc.(10)
10.26      The GCI Special Non-Qualified Deferred Compensation Plan(11)
10.27      Transponder Purchase Agreement for Galaxy X between Hughes Communications Galaxy, Inc. and GCI
             Communication Corp.(11)
10.28      Equipment Purchase Agreement between GCI Communication Corporation and Scientific-Atlanta,
             Inc.(11)
10.29      Management Agreement, between Prime II Management, L.P., and GCI Cable, Inc., dated October 31,
             1996(12)
10.30      Third Amended and Restated Credit Agreement, dated as of October 31, 1996, between GCI
             Communication Corp., and NationsBank of Texas, N.A.(13)
10.31      Loan Agreement among GCI Cable, Inc., as Borrower; Toronto-Dominion (Texas), Inc., et al., as
             of October 31, 1996(13)
10.32      Licenses(5)
           214 Authorization
           International Resale Authorization
           Digital Electronic Message Service Authorization
           Fairbanks Earth Station License
           Fairbanks (Esro) Construction Permit for P-T-P
           Microwave Service
           Fairbanks (Polaris) Construction Permit for P-T-P
           Microwave Service
           Anchorage Earth Station Construction Permit
           License for Eagle River P-T-P Microwave Service
           License for Juneau Earth Station
           Issaquah Earth Station Construction Permit
10.33      ATU Interconnection Agreement between GCI Communication Corp. and Municipality of Anchorage
             executed January 15, 1997**
10.34      First Amendment to Third Amended and Restated Credit Agreement entered into among GCI
             Communication Corp., NationsBank of Texas, N.A., Toronto Dominion (Texas), Inc., Credit
             Lyonnais New York Branch, and National Bank of Alaska(15)
10.35      Second Amendment to the Third Amended and Restated Credit Agreement entered into among GCI
             Communication Corp., NationsBank of Texas, N.A., Toronto Dominion (Texas), Inc., Credit
             Lyonnais New York Branch, and NationsBank of Alaska.*
10.36      Securities Purchase and Sale Agreement, dated May 2, 1996, among General Communication, Inc., and the Prime Sellers(12)
10.37      Agreement and Plan of Merger of ACI with and into GCI Cable, Inc., dated October 31, 1996(12)

10.38      Certificate of Merger Merging ACI into GCI Cable, Inc. (filed in Delaware on October 31,
             1996)(12)
10.39      Articles of Merger between GCI Cable, Inc., and ACI (filed in Delaware on October 31, 1996)(12)
10.40      Agreement and Plan of Merger of PCFI with and into GCI Cable, Inc., dated October 31, 1996(12)
10.41      Certificate of Merger Merging PCFI into GCI Cable, Inc. (filed in Delaware on October 31,
             1996)(12)
10.42      Articles of Merger between GCI Cable and PCFI (for filing in Alaska)(12)
10.43      Asset Purchase Agreement, dated April 15, 1996, among General Communication, Inc., ACNFI, ACNJI and ACNKSI(12)
10.44      Asset Purchase Agreement, dated May 10, 1996, among General Communication, Inc., and Alaska
             Cablevision, Inc.(12)
10.45      Asset Purchase Agreement, dated May 10, 1996, among General Communication, Inc., and McCaw/Rock
             Homer Cable System, J.V.(12)
10.46      Asset Purchase Agreement, dated May 10, 1996, between General Communication, Inc., and
             McCaw/Rock Seward Cable System, J.V.(12)
10.47      Amendment No. 1 to Securities Purchase and Sale Agreement, dated October 31, 1996, among
             General Communication, Inc., and the Prime Sellers Agent(13)
10.48      First Amendment to Asset Purchase Agreement, dated October 30, 1996, among General
             Communication, Inc., ACNFI, ACNJI and ACNKSI(13)
10.49      Amendment to Revised Qualified Employee Stock Purchase Plan of General Communication, Inc.**
10.50      Form of Agreement Waiving Right to Exercise Stock Options**
10.51      Order Approving Arbitrated Interconnection Agreement as Resolved and Modified by Order
             U-96-89(8) dated January 14, 1997**
10.52      First Amendment to Loan Agreement among GCI Cable, Inc., as Borrower, and Toronto-Dominion
             (Texas), Inc., et al., as of October 31, 1996*
10.53      Amendment to the MCI Carrier Agreement executed April 20, 1994**
10.54      Amendment No. 1 to MCI Carrier Agreement executed July 26, 1994(16)
10.55      MCI Carrier Addendum--MCI 800 DAL Service effective February 1, 1994(16)
10.56      Third Amendment to MCI Carrier Agreement dated as of October 1, 1994(16)
10.57      Fourth Amendment to MCI Carrier Agreement dated as of September 25, 1995(16)
10.58      Fifth Amendment to the MCI Carrier Agreement executed April 19, 1996**
10.59      Sixth Amendment to MCI Carrier Agreement dated as of March 1, 1996(16)
10.60      Seventh Amendment to MCI Carrier Agreement dated November 27, 1996
10.61      First Amendment to Contract for Alaska Access Services between General Communication, Inc. and
             MCI Telecommunications Corporation dated April 1, 1996
10.62      Letter of Intent between General Communication, Inc. and MCI Telecorp dated August 6, 1993**
10.63      Service Mark License Agreement between MCI Communications Corporation and General
             Communication, Inc. dated April 13, 1994**
10.64      Radio Station Authorization (Personal Communications Service License), Issue Date June 23,
             1995**
10.65      Framework Agreement between National Bank of Alaska (NBA) and General Communication, Inc. dated
             October 31, 1995(17)
10.66      1997 Call-Off Contract between National Bank of Alaska (NBA) and General Communication, Inc.
             (GCI) dated November 1, 1996

10.67      Contract No. 92MR067A Telecommunications Services between BP Exploration (Alaska), Inc. and GCI
             Network Systems dated April 1, 1992
10.70      Amendment No. 03 to BP Exploration (Alaska) Inc. Contract No. 92MRO67A effective August 1, 1996
10.71      Lease Agreement dated September 30, 1991 between RDB Company and General Communication, Inc.(3)
10.72      Certificate of Public Convenience and Necessity No. 436 for Telecommunications Service (Relay
             Services)**
10.73      Order Approving Transfer Upon Closing, Subject to Conditions, and Requiring Filings dated
             September 23, 1996**
10.74      Order Granting Extension of Time and Clarifying Order dated October 21, 1996**
10.75      Contract for Alaska Access Services among General Communication, Inc. and GCI Communication
             Corp., and Sprint Communications Company L.P. dated June 1, 1993
10.76      First Amendment to Contract for Alaska Access Services between General Communication, Inc. and
             Sprint Communications Company L.P. dated as of August 7, 1996
10.77      Employment and Deferred Compensation Agreement between General Communication, Inc. and John M.
             Lowber dated July 1982**
10.78      Deferred Compensation Agreement between GCI Communication Corp. and Dana L. Tindall dated
             August 15, 1994**
10.79      Transponder Lease Agreement between General Communication Incorporated and Hughes
             Communications Satellite Services, Inc., executed August 8, 1989(9)
10.80      Addendum to Galaxy X Transponder Purchase Agreement between GCI Communication Corp. and Hughes
             Communications Galaxy, Inc. dated August 24, 1995**
10.81      Order Approving Application, Subject to Conditions; Requiring Filing; and Approving Proposed
             Tariff on an Inception Basis, dated February 4, 1997**
10.82      Resale Solutions Switched Services Agreement between Sprint Communications Company L.P. and GCI
             Communications, Inc. dated May 31, 1996
10.83      Commitment Letter from Credit Lyonnais New York Branch, NationsBank of Texas, N.A. and TD
             Securities (USA) Inc. for Fiber Facility dated as of July 3, 1997**
10.84      Commitment Letter from NationsBank for Credit Facility dated July 2, 1997**
11.1       Statement Re Computation of Earnings Per Share**
21.1       Subsidiaries of the Company**
23.1       Consent of KPMG Peat Marwick LLP (Accountant for Company)**
23.2       Consent of Ernst & Young LLP (Accountants for Prime for 1994 and 1995 and accountants for
             Alaskan Cable for 1993, 1994 and 1995**
23.3       Consent of Carl & Carlsen (Accountant for Alaska Cablevision)**
23.4       Consent of Wohlforth, Argetsinger, Johnson & Brecht, A Professional Corporation (included as part of Exhibit 5.1)**
23.5       Consent of Sherman & Howard L.L.C.**
24.1       Power of Attorney (included with the signature page to the Registration Statement)**
99.1       Additional Exhibits
           The Articles of Incorporation of GCI Communication Corp.(2)
           The By-laws of GCI Communication Corp.(2)
           The Articles of Incorporation of GCI Communication Services, Inc.(4)
           The By-laws of GCI Communication Services, Inc.(4)

           The By-laws of GCI Leasing Co., Inc.(4)
           The Articles of Incorporation of GCI Leasing Co., Inc.(4)
99.2       The By-Laws of GCI Cable, Inc.(14)
99.3       The Articles of Incorporation of GCI Cable, Inc.(14)
99.4       The By-Laws of GCI Cable / Fairbanks, Inc.(14)
99.5       The Articles of Incorporation of GCI Cable / Fairbanks, Inc.(14)
99.6       The By-laws of GCI Cable / Juneau, Inc.(14)
99.7       The Articles of Incorporation of GCI Cable / Juneau, Inc.(14)
99.8       The By-laws of GCI Cable Holdings, Inc.(14)
99.9       The Articles of Incorporation of GCI Cable Holdings, Inc.(14)
99.10      The By-laws of GCI, Inc.**
99.11      The Articles of Incorporation of GCI, Inc.**
99.12      The By-laws of GCI Holdings, Inc.**
99.13      The Articles of Incorporation of GCI Holdings, Inc.**


------------------------

*    To be filed by amendment.


**  Previously filed.


(1) Incorporated by reference to the Company's Quarterly Report on Form 10-Q for the period ended March 31, 1994.

(2) Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1990.

(3) Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1991.

(4) Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1992.

(5) Incorporated by reference to the Company's Registration Statement on Form 10 (File No. 0-15279), mailed to the Securities and Exchange commission on December 30, 1986.

(6) Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1989.

(7) Incorporated by reference to the Company's Current Report on Form 8-K dated January 13, 1993.

(8) Incorporated by reference to the Company's Current Report on Form 8-K dated June 4, 1993.

(9) Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1993.

(10) Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1994.

(11) Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1995.

(12) Incorporated by reference to the Company's Annual Report on Form S-4 Registration Statement dated October 4, 1996.

(13) Incorporated by reference to the Company's Current Report on Form 8-K dated November 13, 1996.

(14) Incorporated by reference to the Company's Annual Report on Form 10K for the year ended December 31, 1996.

(15) Incorporated by reference to the Company's Quarterly Report on Form 10-Q for the period ended March 31, 1997.

(16) Incorporated by reference to the Company's Current Report on Form 8-K dated March 14, 1996, filed March 28, 1996.


(17) Incorporated by reference to the Company's Amendment to Annual Report dated December 31, 1995 on Form 10-K/A as amended on August 6, 1996.